UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 24, 2014
Autodesk, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-14338	94-2819853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
111 McInnis Parkway
San Rafael, California 94903
(Address of principal executive offices, including zip code)
(415) 507-5000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Mark Hawkins
On June 24, 2014, Mark J. Hawkins informed Autodesk, Inc. (the “Company”) of his intention to resign as executive vice president and chief financial officer to take a position outside the design software industry. Mr. Hawkins will remain with the Company through the end of July.

Item 7.01.     Regulation FD Disclosure.
The Company issued a press release dated June 30, 2014 regarding the events described in Item 5.02. In the press release, the Company also updated its business outlook for the second quarter and full-year fiscal 2015. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.     Description

99.1	Press release, dated as of June 30, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTODESK, INC.

By: /s/ Pascal W. Di Fronzo _
Pascal W. Di Fronzo Senior Vice President, General Counsel and Secretary
Date: June 30, 2014

EXHIBIT INDEX

Exhibit No.    Description

99.1	Press release, dated as of June 30, 2014